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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 10, 1999

                      THE M/A/R/C(R) GROUP ESOP/401(K) PLAN

               (Exact name of registrant as specified in charter)



          Texas                         0-13217                   75-1781525
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



        7850 NORTH BELT LINE ROAD
              IRVING, TEXAS                                        75063
(Address of principal executive offices)                        (Zip Code)


       (Registrant's telephone number, including area code (972) 506-3400

                                       N/A
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

         (i) On May 10, 1999, PricewaterhouseCoopers LLP resigned as the independent accountants of The M/A/R/C(R) Group ESOP/401(k) Plan.

         (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through May 10, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statement for such years.

         (iv) During the two most recent fiscal years and through May 10, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(l)(v)).

         (v) The Registrants has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated May 10, 1999, is filed as Exhibit 16 to this Form 8-K.

(b)      New independent accountants

         (i) The Registrant engaged Sutton Frost Cary, LLP as its new independent accountant as of May 10, 1999. During the two most recent fiscal years and through May 10, 1999, the Registrant has not consulted with Sutton Frost Cary, LLP regarding either
                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Sutton Frost Cary, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

Item 7.  Exhibits

         16 Letter from PricewaterhouseCoopers LLP agreeing with statements contained in Form 8-K.


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                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           The M/A/R/C(R) Group ESOP/401(k) Plan

                                             /s/ HAROLD CURTIS
                                           -------------------------------------
                                           Name:  Harold Curtis
                                           Title:  Chief Financial Officer


Date:  May 10, 1999                        By  /s/  CECIL B. PHILLIPS
                                           -------------------------------------
                                           Name:  Cecil B. Phillips
                                           Title:  Member of Plan Administrative
                                                   Committee



                                INDEX TO EXHIBIT

Exhibit Number              Description

     16 Letter from PricewaterhouseCoopers LLP agreeing with statements contained in Form 8-K.